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EXHIBIT 32

Certification of Chief Executive Officer

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Symmetricom, Inc., a Delaware corporation (the "Company") hereby certifies, to such officer's knowledge, that:

          (i)    the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended June 29, 2008 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 10, 2008
/s/ THOMAS W. STEIPP Thomas W. Steipp Chief Executive Officer (Principal Executive Officer)

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Certification of Chief Financial Officer

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Symmetricom, Inc., a Delaware corporation (the "Company") hereby certifies, to such officer's knowledge, that:

          (i)    the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended June 29, 2008 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 10, 2008
/s/ WILLIAM SLATER William Slater Executive Vice President Finance and Administration, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)

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  EXHIBIT 32
Certification of Chief Executive Officer
Certification of Chief Financial Officer